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                                                                   EXHIBIT 10.31

                          SHAREHOLDER VOTING AGREEMENT


         THIS SHAREHOLDER VOTING AGREEMENT (this "Agreement") is made and entered into as of the _____ day of __________, 2001, between TEAMSTAFF, INC., a New Jersey corporation ("TeamStaff"), and THE UNDERSIGNED SHAREHOLDER (the "Shareholder") of BrightLane.com, Inc., a Georgia corporation (the "Company").

                                    RECITALS:

         A. The Company, TeamSub (as defined below) and TeamStaff have entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") dated as of March 6, 2001, which provides for the merger (the "Merger") of TeamSub, Inc. a wholly-owned subsidiary of TeamStaff ("TeamSub") with and into the Company, the result of which the Company shall become a wholly-owned subsidiary of TeamStaff. Pursuant to the Merger Agreement, all or substantially all of the outstanding capital stock of the Company shall be converted into the right to receive common stock of TeamStaff, as set forth in the Merger Agreement;

         B. Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of the outstanding capital stock of the Company and shares subject to outstanding options and warrants as is indicated on the signature page of this Agreement; and

         C. In consideration of the execution of the Merger Agreement by TeamStaff, Shareholder agrees to vote the Shares (as defined below) and other such shares of capital stock of the Company over which Shareholder has voting power so as to facilitate consummation of the Merger.

         NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement. For purposes of this
Agreement:

                  A. "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Section 10. thereof or (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement.

                  B. "Person" shall mean any (i) individual; (ii) corporation, limited liability company, partnership or other entity or (iii) governmental authority.

                  C. "Shares" shall mean: (i) all securities of the Company (including all shares of Company Common Stock, preferred stock and all options, warrants and other rights to acquire shares of Company Common Stock) owned by Shareholder as of the date of this Agreement and (ii) all

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additional securities of the Company (including all additional shares of Company
Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Shareholder acquires ownership during the period from the date of this Agreement throughout the Expiration Date.

                  D. Transfer. A Person shall be deemed to have effected a "Transfer" of a security if such person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrances of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

         2. TRANSFER OF SHARES

                  A. Transferee of Shares to be Bound by This Agreement. Shareholder agrees that, during the period from the date of this Agreement through the Expiration Date, Shareholder shall not cause or permit any Transfer of any of the Shares to be effected unless prior to any such Transfer the Person to which any of such Shares, or any interest in any of such Shares, is or may be transferred shall have: (i) executed a counterpart of this Agreement (with such modifications as TeamStaff may reasonably request) and (ii) agreed in writing to hold such Shares (or interest in such Shares) subject to all of the terms and provisions of this Agreement.

                  B. Transfer of Voting Rights. Shareholder agrees that, during the period from the date of this Agreement through the Expiration Date, Shareholder shall not deposit (or permit the deposit of) any Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Shareholder under this Agreement with respect to any of the Shares.

         3. AGREEMENT TO VOTE SHARES. Until the Expiration Date, at every meeting of the shareholders of the Company called, and at every adjournment thereof, and on every action or approval by written consent of the shareholders of the Company, Shareholder shall cause the Shares to be voted in favor of approval of the Merger and the Merger Agreement in substantially the form as in effect on March 6, 2001, as amended by amendment No 1 dated as of March 26, 2001 and Amendment No. 2 dated as of April 6, 2001.

                  In addition, the undersigned, hereby agrees that the undersigned (i) shall not exercise appraisal or dissenters' rights under the laws of the State of Georgia and (ii) in the event the undersigned beneficially owns any shares of Series A, B or C preferred stock, agrees and confirms the Merger shall not be deemed a "Liquidating Event" as defined in such preferred stock, and shall accept the consideration as set forth in the Merger Agreement

         4. IRREVOCABLE PROXY. This Agreement shall constitute, in the event that the undersigned Shareholder fails to vote the Shares as required under
Section 3, an irrevocable proxy in favor of Donald Kappauf, Chief Executive Officer of TeamStaff to the fullest extent permissible

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by law, with respect to the voting of the Shares as provided under Section 3 hereof.

         5. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER. Shareholder (i) is the beneficial owner of the shares of Common Stock of the Company, Preferred Stock of the Company and the options and warrants to purchase shares of Common Stock of the Company indicated on the final page of this Agreement, free and clear of any liens, claims, options, rights of first refusal, co- sale rights, charges or other encumbrances (except as provided for in the Company's Articles of Incorporation, as amended, and other preferred stock financing agreements between the undersigned and the Company); (ii) does not beneficially own any securities of the Company other than the shares of Common Stock of the Company, the Preferred Stock of the Company, and options and warrants to purchase shares of Common Stock of the Company indicated on the final page of this Agreement and
(iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

         6. ADDITIONAL DOCUMENTS. Shareholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of TeamStaff, to carry out the intent of this Agreement.

         7. CONSENT AND WAIVER. Shareholder (not in his capacity as a director or officer of the Company) hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which Shareholder is a party or pursuant to any rights Shareholder may have.

         8. NO SOLICITATION. Until the Merger is consummated or the Merger Agreement is terminated, Shareholder shall not, nor shall Shareholder permit any investment banker, attorney or other advisor or representative of Shareholder to, directly or indirectly, take any action prohibited by Section 5.7 (g) of the Merger Agreement.

         9. LEGENDING OF SHARES. If so requested by TeamStaff, Shareholder agrees that the Shares shall bear a legend stating that they are subject to this Agreement and to an irrevocable proxy. Subject to the terms of Section 2 hereof, Shareholder agrees that Shareholder shall not Transfer the Shares without first having the aforementioned legend affixed to the certificates representing the Shares.

         10. TERMINATION. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date.

         11. MISCELLANEOUS.

                  A. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

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                  B. Binding Effect and Assignment. This Agreement and all of
the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without prior written consent of the other.

                  C. Amendments and Modifications. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

                  D. Specific Performance; Injunctive Relief. The parties hereto acknowledge that TeamStaff shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to TeamStaff upon such violation, TeamStaff shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to TeamStaff at law or in equity.

                  E. Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, faxed, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice): If to

TeamStaff, Inc.
300 Atrium Drive
Somerset, NJ 08873
Attn: President

With a copy to:
Goldstein & DiGioia LLP
369 Lexington Avenue
New York, NY 10017
Attn: Brian C.  Daughney, Esq.

If to Shareholder: To the address for notice set forth on the signature page hereof.

                  F. Governing Law. This Agreement shall be governed by the laws of the State of Georgia, without reference to rules of conflicts of law.

                  G. Entire Agreement. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

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                  H. Effect of Headings. The section headings are for
convenience only and shall not affect the construction or interpretation of this Agreement.

                  I. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                  J. Documents Delivered. Shareholder acknowledges receipt of copies of the following documents: (i) the Merger Agreement and all Exhibits and Schedules thereto and (ii) the TeamStaff SEC reports referenced in Section 3.9 of the Merger Agreement.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.


INDIVIDUALS


---------------------------                   -----------------------------
Print Name                                    Print Name

---------------------------                   -----------------------------
Signature                                     Signature

Print Address
              ------------------------------------------------------------

Telephone:
          -----------------------------------

Fax No.
        ---------------------------------


Shares beneficially owned:                  shares of Company Common Stock
                               ------------


                                            shares of Company Common Stock
                               ------------
                               issuable upon exercise of outstanding options or warrants

                                            shares of Common Stock issuable upon
                               ------------
                               exercise of Series       Preferred Stock
                                                  -----

TEAMSTAFF, INC.                                 BRIGHTLANE.COM, INC.

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By:                                          By:
   ---------------------------------            -------------------------------
         Donald Kappauf
         President

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.



CORPORATIONS/PARTNERSHIPS


Name of Entity:
                -----------------------------------


By:
   -----------------------------------
Name:
Title:

Print Address:
              ---------------------------------------------------------------

Telephone:
                  ----------------------

Fax No.
                  ----------------------


Shares beneficially owned:                  shares of Company Common Stock
                               ------------

                                            shares of Company Common Stock
                               ------------
                               issuable upon exercise of outstanding options or warrants

                                            shares of Common Stock issuable upon
                               ------------
                               exercise of Series       Preferred Stock
                                                  -----


TEAMSTAFF, INC.                                 BRIGHTLANE.COM, INC.


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By:                                          By:
   ---------------------------------            -------------------------------
         Donald Kappauf
         President


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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.


SIGNATURE PAGE FOR TRUSTS


Name of Trust:
               -----------------------------------


Name of Trustee:
                ----------------------------------


-----------------------------------
Signature of Trustee


Print Address:
              ---------------------------------------------------------------

Telephone:
                  ----------------------

Fax No.
                  ----------------------


Shares beneficially owned:                  shares of Company Common Stock
                               ------------

                                            shares of Company Common Stock
                               ------------
                               issuable upon exercise of outstanding options or warrants

                                            shares of Common Stock issuable upon
                               ------------
                               exercise of Series       Preferred Stock
                                                  -----


TEAMSTAFF, INC.                                 BRIGHTLANE.COM, INC.



By:                                          By:
   ---------------------------------            -------------------------------
         Donald Kappauf
         President


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